                                 SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                [Amendment No.  ]

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Strategic Diagnostics Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: __________________________________


    (2) Form, Schedule or Registration Statement No.: ____________

    (3) Filing Party: ____________________________________________

    (4) Date Filed: ______________________________________________

                           STRATEGIC DIAGNOSTICS INC.

                               128 Sandy Drive
                            Newark, Delaware 19713

                                 ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, MAY 20, 1997

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Strategic Diagnostics Inc. (the "Company") will be held at the Christiana Hilton, 100 Continental Drive, Newark, Delaware 19713, on Tuesday, May 20, 1997 at 10:00 a.m. for the following purposes:

        1. To elect four Class I directors of the Company to serve for a two-year term until the 1999 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

        2. To consider and act upon any other matters which may properly be brought before the Meeting and at any adjournments or postponements thereof.

    Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned, or to which the Meeting may be postponed.

    The Board of Directors has fixed the close of business on April 10, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

    You are requested to fill in and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Meeting may vote in person, even if they have previously delivered a signed proxy.

                                   BY ORDER OF THE BOARD OF DIRECTORS,

                                   /s/ Martha C. Reider
                                   -----------------------------------
                                   Martha C. Reider
                                   Secretary

Newark, Delaware
April 18, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE
AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                           STRATEGIC DIAGNOSTICS INC.

                               128 Sandy Drive
                           Newark, Delaware 19713

                                ------------
                               PROXY STATEMENT
                                ------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Strategic Diagnostics Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 20, 1997, and at any adjournments or postponements thereof (the "Meeting"). At the Meeting, stockholders will be asked to vote upon the election of four Class I directors of the Company and to act upon any other matters properly brought before them.

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about April 18, 1997. The Board has fixed the close of business on April 10, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only stockholders of record of the Company's Common Stock and Series A Preferred Stock, (collectively, the "Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 13,063,145 shares of Common Stock and 2,164,362 shares of Series A Preferred Stock outstanding and entitled to vote at the Meeting. Holders of the Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

    The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of the Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are each included in the number of shares present at the Meeting for purposes of establishing a quorum. The affirmative vote of the holders of a plurality of the shares of the Stock present or represented at the Meeting is required for the election of Class I directors and thus, abstentions and broker non-votes have no effect on the outcome of the election of directors.

    Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the four nominees for Class I directors of the Company named in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

    A stockholder of record as of the Record Date may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Meeting. Any stockholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

            STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table presents, as of April 10, 1997, information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's Common Stock and the Series A Preferred Stock, each as a class, on April 10, 1997, (ii) each of the named officers appearing in the Summary Compensation Table under "Executive Compensation" below, and
(iii) all directors and officers of the Company as a group, based on representations of officers and directors of the Company and filings received by the Company on Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of such date, the Company had 13,063,145 shares of Common Stock issued and outstanding and 2,164,362 shares of Series A Preferred Stock issued and outstanding. The number of shares and the percentage beneficially owned by the persons or entities named in the table and by all officers and directors as a group is presented in accordance with Rule 13d-3 of the Exchange Act and includes, in addition to shares issued and outstanding, unissued shares which are subject to issuance upon exercise of options or warrants within 60 days of April 10, 1997. The address of the individual beneficial owners is in care of the Company at its address listed on the first page of this Proxy Statement.


                                                                       NO. OF SHARES
                                                                   BENEFICIALLY OWNED(1)           PERCENT OF CLASS
                                                                ----------------------------  --------------------------
                                                                                 SERIES A                     SERIES A
NAME AND ADDRESS OF BENEFICIAL OWNER                               COMMON        PREFERRED       COMMON       PREFERRED
--------------------------------------------------------------  -------------  -------------  -------------  -----------
Palo Alto Investors, Inc.
  431 Florence Street, Suite 200
 Palo Alto, California 94302...................................   1,227,500(2)      --                8.3%       --
The Perkin-Elmer Corporation
  761 Main Avenue
  Norwalk, Connecticut 06859..................................    1,308,724(3)      --               10.0%       --
DSV Partners IV
  221 Nassau Street
  Princeton, New Jersey 08542(4)..............................      214,997       1,082,181          1.6%       50.0%
Edison Venture Fund II, L.P.
   997 Lenox Drive #3
  Lawrenceville, New Jersey 08648(4)..........................      180,318         907,636          1.4%       41.9%
Edison Venture Fund II-PA, L.P.
   997 Lenox Drive #3
   Lawrenceville, New Jersey 08648(4)..........................      34,675         174,545           *          8.1%
Grover C. Wrenn...............................................      429,000(5)      --               3.2%        --
Richard C. Birkmeyer..........................................    1,946,906(6)      --              14.8%        --
Richard J. Defieux(7).........................................      214,993       1,082,181          1.6%       50.0%
Robert E. Finnigan............................................       41,600(8)      --                *          --
Stephen O. Jaeger.............................................    1,309,924(9)      --              10.0%        --
Kathleen E. Lamb..............................................      554,931(10)      --              4.2%        --
Curtis Lee Smith, Jr..........................................       26,000(11)      --               *          --
Kevin R. Carter...............................................       16,000(11)      --               *          --
Yli Remo Vallejo..............................................       39,000(11)      --               *          --
All Officers and Directors as a group (13 persons)............    5,904,239(12)   1,082,181(7)      42.5%       50.0%

------------------------

*   Represents less than 1%.

(1) Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the securities shown to be owned by such stockholder. The inclusion herein of securities listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) Ownership of these shares was reported to the Company on Schedule 13G dated February 13, 1997.

(3) Ownership of these shares was reported to the Company on Schedule 13D dated January 9, 1997.

(4) Ownership of these shares was reported to the Company on Schedule 13D dated January 9, 1997. Shares of Series A Preferred Stock are convertible into an equal number of shares of Common Stock. Shares of Common Stock represent shares underlying exercisable warrants.

(5) Includes 175,000 shares of Common Stock underlying exercisable options.

(6) Includes 75,661 shares of Common Stock underlying exercisable options.

(7) Mr. Defieux is a General Partner of Edison Partners II, L.P., the General Partner of Edison Venture Fund II, L.P. and Edison Venture Fund II-PA, L.P. Mr. Defieux shares voting and investment powers with the other general partners of Edison Partners II, L.P. with respect to the shares owned by such funds. Mr. Defieux does not own any outstanding securities of the Company in his individual capacity and disclaims beneficial ownership of shares held by such funds except as to his proportionate partnership interest therein. Shares of Series A Preferred Stock are convertible into an equal number of shares of Common Stock. Shares of Common Stock represent shares underlying exercisable warrants.

(8) Includes 36,000 shares of Common Stock subject to exercisable options and 5,600 shares of Common Stock owned jointly with Dr. Finnigan's wife.

(9) Includes 1,308,724 shares of Common Stock held by The Perkin-Elmer Corporation ("Perkin-Elmer"). Mr. Jaeger, the Perkin-Elmer designee to the Company's Board of Directors, is the Vice President, Treasurer and Chief Financial Officer of Perkin-Elmer. As such, he is deemed to share voting and dispositive control, and therefore to have beneficial ownership of the Company's Common Stock held by Perkin-Elmer.

(10) Ms. Lamb is the Vice President of Finance of EM Science, Inc., a division of EM Industries, Inc. As such, she is deemed to share voting and dispositive control, and therefore to have beneficial ownership of the Company's Common Stock held by EM Industries, Inc. Ms. Lamb does not own any outstanding securities of the Company in her individual capacity and disclaims beneficial ownership of the shares held by EM Industries, Inc.

(11) Consists of shares of Common Stock underlying exercisable options.

(12) Includes 609,173 shares of Common Stock subject to exercisable options, 5,600 shares of Common Stock owned jointly by Dr. Finnigan and his wife and 214,993 warrants to purchase Common Stock which are currently exercisable.

                        ELECTION OF A CLASS OF DIRECTORS

    The Company is the entity resulting from the merger (the "Merger") of EnSys Environmental Products, Inc. ("EnSys"), and Strategic Diagnostics Inc., a privately held company ("SDI"), which occurred on December 30, 1996 pursuant to an Agreement and Plan of Merger between such parties (the "Merger Agreement"). Pursuant to the Merger, SDI's outstanding securities were converted into EnSys securities at a ratio prescribed in the Merger Agreement. EnSys was the surviving entity and it changed its name to Strategic Diagnostics Inc. Upon consummation of the Merger, Mr. Birkmeyer and the other officers of SDI became officers of the Company and Mr. Wrenn became its Chairman.

    The Company's Fourth Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") which was effective concurrently with the consummation of the Merger on December 30, 1996, provides that the Board will consist of seven members, three initially selected by EnSys (Messrs. Wrenn, Finnigan and Smith), three initially selected by SDI (Messrs. Birkmeyer and Defieux and Ms. Lamb) and the remaining member (Mr. Jaeger) initially selected by Perkin-Elmer. The Merger Agreement and the Company's By-Laws require the Company to nominate the Class I directors identified below for election as directors at the Meeting and to nominate the Class II directors identified below for election at the Company's 1998 annual meeting.

    The Board is divided into two classes of directors with each director serving a two-year term. Each year only one class of directors is subject to a stockholder vote. Four Class I directors will be elected each to a two-year term at the Meeting. The members of Class I are Grover C. Wrenn, Richard C. Birkmeyer, Kathleen E. Lamb and Curtis Lee Smith, Jr.; and of Class II are Richard J. Defieux, Robert E. Finnigan and Stephen O. Jaeger. The Class II members of the Board are not standing for election and their terms expire in 1998.

    Grover C. Wrenn, Richard C. Birkmeyer, Kathleen E. Lamb and Curtis Lee Smith, Jr. are the nominees for election to the Board at the Meeting. Such nominees if elected, will hold office until the annual meeting in 1999 and until their successor is duly elected and qualified. The affirmative vote of a plurality of the shares of the Stock present or represented at the Meeting and entitled to vote is required for the election of the Class I Directors. Unless otherwise instructed, the persons named in the accompanying proxy will vote "FOR" the election of Grover C. Wrenn, Richard C. Birkmeyer, Kathleen E. Lamb and Curtis Lee Smith, Jr. as Class I Directors.

    The following table sets forth the name, age and principal occupation of each director, including the nominees, and the year in which he or she became a director.

                                                                                                               DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                                       AGE         SINCE
----------------------------------------------------------------------------------------------      ---      -----------
Grover C. Wrenn(1)                                                                                  54         1992
 Chairman of the Board; Previously Chief Executive Officer of EnSys

Richard C. Birkmeyer(1)                                                                             43         1996
 President and Chief Executive Officer of the Company

Richard J. Defieux                                                                                  45         1996
 General Partner of Edison Partners, L.P.

Robert E. Finnigan, Ph.D                                                                            69         1991
 Consultant

Kathleen E. Lamb(1)                                                                                 51         1996
 Vice President of Finance of EM Science, Inc.

Curtis Lee Smith, Jr.(1)                                                                            69         1991
 Chief Executive Officer of New Horizons Worldwide, Inc.

Stephen O. Jaeger                                                                                   52         1996
 Vice President, Chief Financial Officer and Treasurer of The Perkin-Elmer Corporation

------------------------

(1) A nominee for election to the Board of Directors.

BACKGROUND OF DIRECTORS

    Grover C. Wrenn, age 54, served as President and Chief Executive Officer of EnSys from April 1995 until December 1996. Prior to being appointed its President and CEO, Mr. Wrenn had served as a director of EnSys since 1992. From 1993 until February 1995, Mr. Wrenn served as President, Chief Executive Officer and a director of Applied Bioscience International, Inc. From 1982 to 1990, he was Chief Executive Officer and Founder of Environ International Corporation, which merged with Applied Bioscience in 1990. Mr. Wrenn is a director of Pharmakinetics Laboratories, Inc., a publicly-held company. Mr. Wrenn also serves as Chairman of the Board of Trustees of Eckerd College, a director of the University of North Carolina Public Health Foundation, and a director of the Environmental Law Institute.

    Richard C. Birkmeyer, age 43, cofounded SDI in 1990 and served as its President and Chief Executive Officer and a director since inception. On December 30, 1996, Mr. Birkmeyer was appointed a director of the Company and became its president and Chief Executive Officer. Prior to founding SDI, Mr. Birkmeyer was employed by E.I. duPont de Nemours from 1983 to 1990, where he most recently served as a product manager. Mr. Birkmeyer received a Ph.D. in Biochemistry/Immunology from the State University of New York at Binghamton and his B.S. in Biology from the State University of New York at Plattsburgh. In addition, Mr. Birkmeyer completed post-doctoral research in immunogenetics at Iowa State University.

    Richard J. Defieux, age 45, served as a director of SDI since 1993 and was appointed as a director of the Company on December 30, 1996. Mr. Defieux is a General Partner of Edison Partners, L.P., which is the general partner of Edison Venture Fund, L.P., a private venture capital fund. Since 1990, Mr. Defieux has also been a general partner of Edison Partners II, L.P., which is the general partner of Edison Venture Fund II, L.P., and Edison Venture Fund II-PA, L.P., and since 1994, a general partner of Edison Partners III, L.P., which is the general partner of Edison Venture Fund III, L.P. Prior to joining Edison in 1987, Mr. Defieux was a General Partner of Princeton/Montrose Partners, a venture capital firm. Mr. Defieux has been a director of Liberty Technologies, Inc., since 1987. Mr. Defieux received his B.A. and M.A. degrees in Geology from Boston University and his M.B.A. from Columbia University.

    Robert E. Finnigan, age 69, has served as a director of EnSys since 1991. Dr. Finnigan was a member of the Scientific Advisory Board of EnSys and is a consultant to Thermo Instrument Systems and other analytical instrument manufacturers. From 1967 to 1990, Dr. Finnigan served in various executive roles and as a director at Finnigan Corporation, an analytical instrument manufacturer.

    Kathleen E. Lamb, age 51, served as a director of SDI since 1996 and was appointed as a director of the Company on December 30, 1996. Since 1991, Ms. Lamb has been Vice President of Finance of EM Science, Inc. and, as of May 1996, General Manager of OEM Marketing for EM Science, Inc., a division of EM Industries, Inc. which is an affiliate of Merck KGaA, Darmstadt, Germany. Prior to joining EM Science, Inc., Ms. Lamb was the Vice President of
Finance for EM Diagnostics Systems. She is also a member of the Board of Directors of M.E. Gordon & Associates and has taught finance courses at Rowan College in New Jersey. Ms. Lamb received her B.S. in Accounting and MBA from Drexel University.

    Curtis Lee Smith, Jr., age 69, has served as a director of EnSys since 1991. Mr. Smith served as Chairman of the Board and Chief Executive Officer of Handex Corp., an environmental consulting and remediation company, from 1986 to 1996. He is now Chairman of the Board and Chief Executive Officer of New Horizons Worldwide, Inc., an owner and franchisor of computer training centers.

    Stephen O. Jaeger, age 52, served as a director of SDI since August 1996 and was appointed as a director of the Company on December 30, 1996. Mr. Jaeger has been Vice President and Chief Financial Officer of Perkin-Elmer since 1995, and since 1996 he has also been the Treasurer of Perkin-Elmer. Prior to his employment by Perkin-Elmer in March 1995, Mr. Jaeger was employed by Houghton Mifflin and Company from 1987 to 1995, most recently as Executive Vice President, Chief Financial Officer and Treasurer, and served on its board of directors. Prior to joining

Houghton Mifflin and Company, he served as Senior Vice President and Chief Financial Officer of British Petroleum North America, Inc. from 1979 to 1987. Mr. Jaeger is also a director of INSO Corporation.

COMPENSATION OF DIRECTORS

    Directors are entitled to receive compensation for their services as determined by a majority of the Board. However, directors that are employees and who receive compensation for their services as such, are not entitled to receive any compensation for their services as a director of the Company. Board members are entitled to reimbursement for travel related expenses incurred in attending meetings of the Board and its committees. On May 19, 1996, pursuant to EnSys' 1995 Stock Option Plan, each non-employee director of EnSys received a non-qualified stock option to purchase 3000 shares of EnSys common stock at an exercise price of $2.125 per share. The recipients of such options included Messrs. Finnigan and Smith.


    The Company entered into an agreement as of December 30, 1996, (the "New Agreement") with Mr. Wrenn in his capacity as Chairman of the Board (the "Chairman") which, except as to certain enumerated provisions, terminated a previous employment agreement of April 11, 1995 between him and EnSys. The New Agreement provides for minimum annual compensation of $80,000. To the extent that Mr. Wrenn is called upon to render services to the Company in excess of eight days per month, he will be entitled to proportional additional compensation based on an annualized rate of $200,000 which, together with his minimum compensation, will not exceed $200,000 per year. Mr. Wrenn's compensation is subject to annual increases as determined by the Compensation Committee of the Board. Additionally, pursuant to the New Agreement, Mr. Wrenn received a stock option grant for 100,000 shares of Common Stock which vests at a rate of twenty-five percent on the date of grant and twenty-five percent on each subsequent annual anniversary of the grant date. Under the surviving provisions of his previous employment agreement, Mr. Wrenn is entitled to receive his previous salary and certain other benefits for a period of one year subsequent to December 30, 1996.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    The board of directors of EnSys held eleven meetings during the fiscal year ended December 31, 1996. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the board of directors of EnSys and of the committees of which he or she was a member which were held during the period he or she was a director or committee member.

    The Audit Committee of the EnSys board of directors met once in 1996. The members of the Audit Committee commencing on the effective date of the Merger or December 30, 1996 were Mr. Jaeger, Ms. Lamb and Mr. Smith. The Audit Committee recommends outside accountants, reviews the results and scope of the annual audit and the services provided by the Company's independent auditors and the recommendations of the auditors with respect to the accounting systems and controls. The Audit Committee of the Company's Board was established on December 30, 1996 and did not meet during the fiscal year ended December 31, 1996. SDI had an Audit Committee which performed similar functions for SDI and which met twice in 1996.

    Prior to December 30, 1996, the Compensation Committee of the EnSys board of directors held two meetings. The members of the Compensation Committee commencing on the effective date of the Merger or December 30, 1996 were Mr. Wrenn, Mr. Defieux and Dr. Finnigan. The Compensation Committee reviews and approves salaries for all corporate officers, reviews and approves all incentive and special compensation plans and programs, including stock options and related longer term incentive compensation programs, reviews and approves management succession planning, conducts special competitive studies and retains compensation consultants as necessary and appropriate and recommends appropriate programs and action on any of the above matters to the Board. The Compensation Committee of the Company's Board was established on December 30, 1996 and did not meet during the fiscal year ended December 31, 1996.

    The Board selects nominees for election as directors of the Company. The Board will consider a nominee for election to the Board recommended by a stockholder of record if such recommendation is timely, in accordance with, and is accompanied by the information required by, the Company's By-Laws. The Company does not maintain a standing nominating committee.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission (the "SEC"). The Company has a program to assist its officers and directors in complying with the filing requirements of Section 16(a). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms furnished to the Company and other information gathered by the Company, the Company believes that during the preceding year the executive officers and directors then subject to Section 16(a) complied with all Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

    Summary Compensation Table. The following table sets forth certain compensation information for each of the last three fiscal years with respect to (i) EnSys' and the Company's Chief Executive Officers and (ii) each of EnSys' two other most highly compensated officers based on salary and bonus paid during 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                ANNUAL COMPENSATION   COMPENSATION
                                                                                      -------------
                                                                                       SECURITIES
                                                                --------------------   UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                            YEAR     SALARY($)  BONUS($)    OPTIONS(#)    COMPENSATION($)
---------------------------------------------------  ---------  ---------  ---------  -------------  ----------------
Grover C. Wrenn(1)                                   1996       157,500    117,688    100,000        172,334
Chairman, Previously President                       1995       107,917 (2)   --      150,000           --
and CEO of EnSys

Richard C. Birkmeyer(3)                              1996          --         --      100,000           --
President and CEO

Kevin R. Carter                                      1996       112,927     48,668     16,000           --
Previously V.P. of Sales                             1995        98,350       --         --             --
and Marketing                                        1994       100,350      --         --             --

Yli Remo Vallejo(4)                                  1996       111,476     46,350       --           52,643
Previously V.P. of Research                          1995        79,167       --       39,000           --
and Development

------------------------

(1) Effective December 30, 1996, Mr. Wrenn resigned as President and Chief Executive Officer and was appointed Chairman. All Other Compensation consists of $4,750 in EnSys contributions to Mr. Wrenn's 401(k) account; $10,084 is premium payments on a long term disability policy and $157,500 attributable to a severance payment in accordance with Mr. Wrenn's prior employment agreement to be paid in installments in 1997.

(2) Mr. Wrenn's employment as President and Chief Executive Officer of EnSys commenced on April 11, 1995.

(3) Mr. Birkmeyer's employment as President and Chief Executive Officer of the Company commenced on December 30, 1996.

(4) Mr. Vallejo's employment by EnSys commenced on March 1, 1995. All Other Compensation consists of $1,143 in EnSys contributions to Mr. Vallejo's 401(k) account and $51,500 attributable to a severance payment to be paid in installments in 1997.

    Option Grants and Exercises in Fiscal Year 1996. The following tables summarize option grants and exercises during 1996 to or by the officers named in the Summary Compensation Table. In accordance with SEC rules, also shown are the hypothetical gains or "option spreads," on a pre-tax basis, that would exist for the respective options. These gains are based on assumed rate of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term.

                       OPTION GRANTS IN FISCAL YEAR 1996

                                                                             INDIVIDUAL GRANTS                POTENTIAL REALIZABLE
                                                               ---------------------------------------------  --------------------
                                                                                                                VALUE AT ASSUMED
                                                   NUMBER OF                                                    ANNUAL RATES OF
                                                  SECURITIES      PERCENT OF                                      STOCK PRICE
                                                  UNDERLYING     TOTAL OPTIONS                                    APPRECIATION
                                                    OPTIONS       GRANTED TO                                    FOR OPTION TERM
                                                    GRANTED      EMPLOYEES IN       EXERCISE     EXPIRATION   --------------------
NAME                                               (#)(1)(2)    FISCAL YEAR (%)   PRICE ($/SH)      DATE       5% ($)     10% ($)
------------------------------------------------  -----------  -----------------  -------------  -----------  ---------  ---------
Grover C. Wrenn                                      100,000            47.6%       $    2.00      12/30/06     125,779    138,748
Richard C. Birkmeyer                                 100,000            47.6%       $    2.20      12/30/01      60,782    134,312

------------------------

(1) Options to acquire shares of Common Stock. All grants are under the Company's Amended and Restated 1995 Stock Option Plan.

(2) Options were granted on December 31, 1996 and will become exercisable at a rate of 25% immediately and 25% annually thereafter on the three successive option grant date anniversaries.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                       AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                     SHARES                               OPTIONS AT                  IN-THE-MONEY OPTIONS
                                    ACQUIRED                         FISCAL YEAR-END (#)             AT FISCAL YEAR-END(2)
                                       ON           VALUE      --------------------------------  ------------------------------
NAME                               EXERCISE(#)  REALIZED($)(1) EXERCISABLE(#) UNEXERCISABLE(#)   EXERCISABLE    UNEXERCISABLE
---------------------------------  -----------  -------------  -------------  -----------------  -----------  -----------------
Grover C. Wrenn                        --            --            125,000           75,000          --              --
Richard C. Birkmeyer                   --            --             75,661           75,000          91,696          --
Kevin R. Carter                        28,365        39,002         16,000           --              --              --
Yli Remo Vallejo                       --            --             39,000           --              --              --

------------------------

(1) Value is calculated based on the difference between the option price and the market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2) Value is calculated based on the difference between the option exercise price and the market price of the Common Stock on December 31, 1996 ($2.00), multiplied by the number of shares to which the option relates.

EXECUTIVE EMPLOYMENT AGREEMENTS

    The Company entered into an employment agreement, as of December 30, 1996, with Mr. Birkmeyer, which provides for compensation at an annual rate of $164,000 with annual increases of not less than 5% of the then current salary as determined by the Compensation Committee. Additionally, Mr. Birkmeyer shall be entitled to an annual bonus as determined by the Compensation Committee not to exceed 75% of his then current salary. This agreement also granted Mr. Birkmeyer an option to purchase 100,000 shares of the Company's Common Stock, which option becomes exercisable at a rate of twenty-five percent immediately and twenty-five percent annually thereafter on the three successive option grant date anniversaries. Such option vests immediately upon a change of control of the Company (as defined in Section 12 of the Company's Amended and Restated 1995 Stock Option Plan). This agreement is for a one year term and shall be automatically extended for subsequent one year terms unless otherwise terminated by the employee or the Board by giving not less than 60 days written notice. Mr. Birkmeyer will be entitled to receive salary and benefits then in effect for one year after termination of the agreement by Mr. Birkmeyer for good reason (as defined in the agreement) or by the Company without cause.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On December 30, 1996, the Company terminated the previous employment agreement with Mr. Wrenn as President and Chief Executive Officer of
EnSys. In connection with such termination, the Company is obligated to continue to pay Mr. Wrenn his then present salary of $157,500 in installments during 1997 and provide certain other benefits to Mr. Wrenn for a period of one year.

                                 OTHER MATTERS

INDEPENDENT AUDITORS

    The accounting firm of Arthur Andersen LLP has served as the Company's independent auditors since January 1997. A representative of Arthur Andersen LLP will be present at the Meeting, will be given the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions. KPMG Peat Marwick LLP was EnSys' principal accounting firm and was dismissed by the Board in January 1997 and replaced by Arthur Andersen LLP, which was SDI's principal accounting firm. KPMG Peat Marwick LLP's reports on the financial statements of EnSys for the past two years contained no adverse opinion or disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.
Furthermore, during the past two years, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A representative of KPMG Peat Marwick LLP will not be present at the Meeting.

STOCKHOLDER PROPOSALS

    The proxy rules of the SEC permit stockholders, after timely notice to issuers, to present proposals for stockholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by issuer action in accordance with the proxy rules. Under applicable SEC rules, such proposals must be received by the Company no later than December 19, 1997 to be considered for inclusion in the Company's proxy materials relating to the 1998 Annual Meeting.

GENERAL

    The Board knows of no matter other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be properly presented.

    The Company's 1996 Annual Report, including financial statements for the fiscal year ended December 31, 1996, accompanies this Proxy Statement. The Company will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this Proxy Statement, upon written request from such stockholder, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 which was filed with the SEC. Requests for such report should be directed to Strategic Diagnostics Inc., 128 Sandy Drive, Newark, Delaware 19713, Attention: Arthur Koch, Chief Financial Officer.

    The accompanying proxy is solicited by and on behalf of the Board, whose notice of meeting is attached to this Proxy Statement. The entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. Additionally, the Company will request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

    Certain information contained in this Proxy Statement relating to the occupation and security holdings of the directors and officers of the Company is based upon information received from the individual directors and officers.

    PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.

                           STRATEGIC DIAGNOSTICS INC.

                               Newark, Delaware

                                April 18, 1997

                         STRATEGIC DIAGNOSTICS INC.
                              128 Sandy Drive
                          Newark, Delaware 19713

              Annual Meeting of Stockholders - May 20, 1997
           Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Morton E. Finnigan and Richard J. Defieux as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 1997 Annual Meeting of Stockholders of STRATEGIC DIAGNOSTICS INC. to be held at the Christiana Hilton, 100 Continental Drive, Newark, Delaware 19713, on Tuesday, May 20, 1997, at 10:00 a.m. local time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as written in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------          ------------------------------------

-------------------------------          ------------------------------------

-------------------------------          ------------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE




                                                                    1. Election of Class I Directors
                                                                                                                   With-    For All
                                                                                                            For    held     Except
-----------------------------
 STRATEGIC DIAGNOSTICS INC.                                                    Grover C. Wrenn
-----------------------------                                                  Richard C. Birkmeyer
                                                                               Kathleen E. Lamb         / /     / /       / /
                                                                               Curtis Lee Smith, Jr.


                                                                    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line
                                                                    through the nominee's(s') name(s). Your shares will be voted for the remaining
  RECORD DATE SHARES:                                               nominee(s).


                                                                    In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment thereof.

                                                     -------------
                                                     Date
  Please be sure to sign and date this Proxy.
------------------------------------------------------------------  Mark box at right if an address change or comment
                                                                    has been noted on the reverse side of this card.         / /

---Stockholder sign here---------------------Co-owner sign here--

 DETACH CARD                                                                                                          DETACH CARD


                           STRATEGIC DIAGNOSTICS INC.


Dear Stockholder,

Please take note of the important information regarding the Company's management and financial results enclosed with this Proxy Ballot.

Your vote on the election of the Company's directors counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

You vote must be received prior to the annual Meeting of Stockholders, May 20, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Strategic Diagnostics Inc.